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                            JANEL WORLD TRADE, LTD.

                           STOCK OPTION INCENTIVE PLAN


1.     DEFINITIONS:  As  used  herein,  the  following  definitions shall apply:

     (a) "Committee" shall mean a Committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any similar successor rule, appointed by the Board of Directors of the Company to administer the Plan or, if no such Committee is appointed the Board of Directors as a whole shall be the Committee. A majority of members of the Committee shall be "disinterested directors" as defined by Rule 16b-3 of the Exchange Act.

     (b) "Common Stock" means the Common Stock, par value $.001 per share, of the Company.

     (c) "Company" shall mean Janel World Trade, Ltd., a New York corporation, or any successor thereof.

     (d) "Eligible Person" means any individual who performs services for the Company or a Subsidiary, who is a key employee, officer or director of the Company or a Subsidiary and is included on the regular payroll of the Company or a Subsidiary.

     (e) "Incentive Option" shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan and also meets the definition of an incentive stock option set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The stock option agreement for an Incentive Option shall state that the option is intended to be an Incentive Option.

     (f) "Nonqualified Option" shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option set forth in Section 422 of the Code. The stock option agreement for a Nonqualified Option shall state that the option is intended to be a Nonqualified Option.

     (g) "Participant" shall mean any Eligible Person designated by the Committee under Paragraph 6 for participation in the Plan.

     (h)     "Plan"  shall mean this Performance Incentive Plan for the Company.

     (i) "Subsidiary" shall mean any Company in which the Company owns directly or indirectly, stock possessing more than 25% of the combined voting power of all classes of stock; provided however, that an Incentive Option may be granted to a key employee of a Subsidiary only if the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of the Subsidiary.

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2.     PURPOSE  OF  PLAN:  The  purpose  of the Plan is to provide key employees with incentives to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries and to increase their personal interest in the continued success and progress of the Company and its Subsidiaries.

3. ADMINISTRATION: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned or granted to each such person, and the terms and conditions of any stock options. Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. Acts approved by either a majority of the members present at any meeting at which a quorum is present, or without a meeting by the unanimous written approval of the members of the Committee, shall be the acts of the Committee.

4. INDEMNIFICATION OF COMMITTEE MEMBERS: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board of Directors of the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member has acted in bad faith; provided, however, that within sixty days after receipt of notice of institution of any such action, suit or proceeding a Committee member shall offer the Company in writing the opportunity, at its own cost, to handle and defend the same.

5. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN: The maximum number of shares of Common Stock with respect to which stock options may be granted under the Plan shall be 1,600,000 shares. Shares of Common Stock shall be made available for issuance pursuant to the Plan either from shares of Common Stock reacquired by the Company or from authorized but unissued shares. Any shares of Common Stock with respect to which stock options have expired for any reason other than exercise of such stock options or which are forfeited back to the Company, shall not be available for issuance pursuant to the Plan.

     The number of shares of Common Stock subject to each outstanding stock option, the option price with respect to outstanding stock options, and the aggregate number of shares available at any time under the Plan shall be subject to such adjustment as the Committee, in its discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalization, mergers, consolidations or reorganizations of or by the Company; provided however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option.

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6.     PARTICIPANTS:  The  Committee  shall determine and designate from time to time, in its sole discretion, those Eligible Persons to whom stock options are to be granted or awarded and who thereby become Participants under the Plan. Notwithstanding the foregoing, Incentive Options may be granted (i) to key employees of a Subsidiary only if the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of the Subsidiary, and (ii) in all circumstances, only to key employees eligible to receive Incentive Options pursuant to Section 422 of the Code.

7. WRITTEN AGREEMENT: Each stock option shall be evidenced by a written agreement between the Company and the Participant and shall contain such provisions as may be approved by the Committee. Such agreements shall constitute binding contracts between the Company and the Participant, and every Participant, upon acceptance of such agreement, shall be bound by the terms and restrictions of the Plan and of such agreement. The terms of each such agreement shall be in accordance with the Plan, but the agreements may include such additional provisions and restrictions determined by the Committee, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

8. ALLOTMENT OF SHARES: The Committee shall determine and fix the number of shares of Common Stock with respect to which each Participant may be granted stock options provided however, that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of Common Stock with respect to which Incentive Options are exercisable for the first time by such Participant during any calendar year under any plan maintained by the Company (or any parent or subsidiary Company of the Company) exceeding $100,000.

9. STOCK OPTIONS: Subject to the terms of the Plan the Committee may grant to Participants either Incentive Options, Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option, and the number of shares of Common Stock covered thereby, if any, with respect to which the option is a Nonqualified Option.


10. STOCK OPTION PRICE: Subject to the rules set forth in this Paragraph 10, at the time any stock option is granted, the Committee shall establish the price per share for which the shares of Common Stock covered by the option may be purchased. With respect to an Incentive Option or Nonqualified Option, such option price shall not be less than 100% of the fair market value of a share of Common Stock on the date on which such option is granted; provided, however, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of the stock of the Company or of any parent or subsidiary, the option price shall not be less 110% of the fair market value of a share of Common Stock on the date

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such  Incentive  Option is granted.   For purposes of the Plan, the "fair market
value" of a share of Common Stock means the closing sale price on a specified date of a share on the principal United States securities exchange registered under the Exchange Act on which such stock is listed or, if such stock is not listed on any such exchange, on the Nasdaq system or any system then in use or, if no such Quotations are available, the fair market value on a specified date of a share as determined by the Committee in good faith. The option price shall be subject to adjustment in accordance with the provisions of Paragraph 5 of the Plan.

11. PAYMENT OF STOCK OPTION PRICE: At the time of the exercise in whole or in part of any stock option granted hereunder, payment of the option price in full in cash or in Common Stock, shall be made by the Participant for all shares so purchased. In the discretion of and subject to such conditions as may be established by the Committee, payment of the option price may also be made by the Company retaining from the shares of Common Stock to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the stock option. Such payment may also be made in such other manner as the Committee determines is appropriate, in its sole discretion. No Participant shall have any of the rights of a shareholder of the Company under any stock option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

12. GRANTING AND EXERCISE OF STOCK OPTIONS: Each stock option granted hereunder shall be exercisable in either one, two or three equal annual installments, as may be designated by the Committee from time to time; provided, however, that no stock option granted in conjunction therewith may be exercisable prior to the expiration of six months from the date of grant unless the Participant dies or becomes disabled prior thereto. If a Participant who is granted a stock option is a person who is regularly required to report his ownership and changes in ownership of Common Stock to the Securities and Exchange Commission, then any election to exercise, as well as any actual exercise of his stock option, shall be made only during the period beginning on the third (3rd)business day and ending on the twelfth (12th) business day following the release for publication by the Company of quarterly or annual summary statements of sales and earnings. Notwithstanding anything contained in the Plan to the contrary, stock options shall always be granted and exercised in such a manner as to conform to the provisions of Rule l6b-3(e), or any replacement rule, adopted pursuant to the provisions of the Exchange Act. In addition, the value (determined at the time the option is granted) of Common Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.

     A Participant may exercise a stock option, if then exercisable, in whole or in part by delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied by (i) full payment for the shares with respect to which the stock option is exercised, or (ii) in the sole discretion of the Committee and subject to the requirements of Regulation T (as in effect from time to time) under the Exchange Act, irrevocable instructions to a stockbroker to promptly deliver to the Company full payment for the shares with respect to which the stock option is exercised from the proceeds of the

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stockbroker's  sale  of  or  loan  against  the  shares.  Except  as provided in
Paragraph 17, stock options may be exercised only while the Participant is an employee of, or performing service to, the Company or a Subsidiary.

     Successor stock options may be granted to the same Participant whether or not the stock option(s) previously granted to such Participant remain unexercised. A Participant may exercise a stock option, if then exercisable, notwithstanding that stock options previously granted to such Participant remain unexercised.

13. NON-TRANSFERABILITY OF STOCK OPTIONS: No stock option granted under the Plan to a Participant shall be transferable by such Participant otherwise than by will, or by the laws of descent and distribution, and such option shall be exercisable, during the lifetime of the Participant, only by the Participant.

14. TERM OF STOCK OPTIONS: If not sooner terminated, each stock option granted hereunder shall expire not more than ten (10) years from the date of the granting thereof.

15. CONTINUATION OF EMPLOYMENT: The Committee may require, in its discretion, that any Participant under the Plan to whom a stock option shall be granted shall agree in writing as a condition of the granting of such stock option to remain in the employ of, or continue to provide services to, the Company or a Subsidiary for a designated minimum period from the date of the granting of such stock option as shall be fixed by the Committee.

16. TERMINATION OF EMPLOYMENT: If a Participant's employment by, or provision of services to, the Company or a Subsidiary shall be terminated, the Committee may, in its discretion, permit the exercise of stock options granted to such Participant (i) for a period not to exceed one year following such termination of employment with respect to Incentive Options, and (ii) for a period not to extend beyond the expiration date with respect to Nonqualified Options; provided, however, that no Incentive Option may be exercised after three months following a Participant's termination of employment, unless such termination of employment is due to the Participants death or permanent disability, in which event the Incentive Option may be permitted to be exercised for up to one year following the Participant's termination of employment for such reason. In no event, however, shall a stock option be exercisable subsequent to its expiration date and, furthermore, unless the Committee otherwise determines, a stock option may only be exercised after termination of a Participant's employment or service to the extent exercisable on the date of termination of employment or as a result of termination of employment.

17. INVESTMENT PURPOSE: If the Committee in its discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of Common Stock hereunder and as a condition to the Company's obligation to deliver certificates representing such shares, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's acquisition of shares of Common Stock shall be for such person's own account, for investment

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and  not  with  a  view  to  the  resale  or  distribution  thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant under this Plan.

18. RIGHTS TO CONTINUED EMPLOYMENT: Nothing contained in the Plan or in any stock option granted or awarded pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment by, or the provision of services to, the Company or a Subsidiary nor interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment or service at any time with or without cause.

19. WITHHOLDING PAYMENTS: If upon the exercise of a Nonqualified Option, or upon a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount of income tax withholding, in the Committee's sole discretion, either the Company shall appropriately reduce the amount of Common Stock or cash to be paid to the Participant or the Participant shall pay such amount to the Company or Subsidiary to reimburse it for such income tax withholding. The Committee may, in its sole discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Stock delivered or deliverable by the Company upon exercise of a stock option appropriately reduced or by electing to tender Common Stock back to the Company subsequent to exercise of a stock option to reimburse the Company for such income tax withholding, subject to the rules and regulations as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

20.     EFFECTIVENESS  OF  PLAN:  The Plan shall be effective as of December 12,
2002, the date the Board of Directors of the Company and a majority of the shareholders of the Company adopted the Plan.

21. TERMINATION, DURATION AND AMENDMENT OF PLAN: The Plan shall terminate on December 11, 2012, and no stock options may be granted or awarded thereafter. The termination of the Plan shall not affect the validity of any stock option outstanding on the date of termination.

     For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Company, to amend or revise the terms of the Plan or terminate the Plan at any time; provided, however, that no such amendment or revisions or termination shall (i) increase the maximum number of shares of Common Stock in the aggregate which are subject to the Plan (except as provided under the provisions of

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Paragraph  5), change the class of persons eligible to be Participants under the
Plan or materially increase the benefits accruing to Participants under the Plan, without approval or ratification of the shareholders of the Company; or
(ii) change the stock option price (except as contemplated by Paragraph 5) or alter or impair any stock option which shall have been previously granted or awarded under the Plan, without the consent of the holder thereof.

22. INTERPRETATION: If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. Without limiting the generality of the foregoing, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors promulgated under the Exchange Act. To the extent any provision of the Plan or any action by the Committee or the Board of Directors hereunder is inconsistent with the foregoing requirements, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee or the Board of Directors. This Plan shall be governed by laws of the State of New York. Headings contained in the Plan are for convenience only and shall in no manner be construed as part of the Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.





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